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                              EXHIBIT 10.6


                CONFIRMATION AND CLARIFICATION AGREEMENT

               This Confirmation and Clarification Agreement (the "Agreement"), dated as of March 10, 1992 between 46-47 ASSOCIATES, a New York partnership, having offices at 1133 Avenue of the Americas, New York, New York 10036 (the "Landlord") and UNITED STATES TRUST COMPANY OF NEW YORK, a New York banking corporation, having offices at 114 West 47th Street, New York, New York (the "Tenant").

                         W I T N E S S E T H :

               WHEREAS, Landlord and Tenant entered into that certain lease (the "Lease") dated as of September 10, 1987, a memorandum of which was recorded in Reel 1290, page 1448, in the office of the City Register of the County of New York (the "Register's Office"), covering the premises (the "Premises") more particularly described in the Lease;

               WHEREAS, Landlord and Tenant entered into that certain lease modification agreement (the "Modification Agreement") dated as of December 7, 1987, modifying Exhibit B of the Lease, which Modification Agreement was recorded in Reel 1374, page 1722, in the Register's Office; and

               WHEREAS, Landlord and Tenant have agreed to confirm and clarify the occurrence of certain events and circumstances contemplated by the parties under the Lease in the manner hereinafter set forth.

               NOW THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

               1. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Lease and the Modification Agreement.

               2. Article 1 of the Lease is hereby clarified by deleting therefrom all of the language beginning with the words "TO HAVE AND TO HOLD unto Tenant" appearing on page 2 of the Lease, through and including the words "sooner pursuant to any of the terms of this Lease or Pursuant to law;" appearing on the bottom of Page 3 of the Lease, and by substituting the following therefor:

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               TO HAVE AND TO HOLD unto Tenant, its successors and
permitted assigns, for the initial term of approximately twenty five
(25) years (the "Initial Term") commencing on November 14, 1989 (the "Commencement Date") and expiring on November 30, 2014 (the "Expiration Date") unless the term shall terminate sooner pursuant to any of the terms of this Lease or pursuant to law;

               3. Article 2 of the Lease is hereby clarified by deleting therefrom all of Sections 2.02 and 2.03. Tenant confirms that Landlord has fully paid to Tenant, or to Tenant's designees, all of the Initial Tenant's Work Allowance and the Additional Tenant's Work Allowance provided for under the Lease except for any applicable Tenant Work Allowance payable under Section 25.03 of the Lease.

               4. Section 3.01. A of the Lease is hereby clarified by deleting therefrom the lat full paragraph thereof appearing on Page 9 of the Lease and substituting the following therefor:

               "The parties hereto acknowledge that (a) Schedule A sets forth the rentable (or net usable for the Mechanical Space) area of (or within) each floor within the Demised Premises and within the Building and (b) pursuant to Section 4.01.A.4 of the Lease, (i) Tenant's Share with respect to Taxes is presently 63.9557% and (ii) Tenant's Share with respect to Expenses is presently 65.6036%.

               5. Section 3.01. B of the Lease is hereby clarified by deleting such section in its entirety therefrom and substituting the following therefor:

               "B. The first lease year of the Term of this Lease is the period from November 14, 1989 up to and including November 30, 1990. Each subsequent lease year shall consist of the twelve calendar month period thereafter (i.e., each December 1 to November 30) or part thereof during the final lease year of the term of this Lease or any extension thereof."

               6. Section 4.01.A.4 of the Lease is clarified by deleting therefrom the last sentence thereof and substituting the following therefor:

               "The rentable square foot area of any additional floors added to the Demised Premises and or of any building additions added to the Building shall be computed by the same method as currently set forth on Schedule A attached hereto."




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               7.   Section 21.01 of the Lease is hereby clarified by
adding the following to the last paragraph of Section 21.01 appearing on Page 90 of the Lease:

               "To the extent any of the terms and provisions of the Modification Agreement or this Agreement are inconsistent with, or contradict, the terms and provisions of the Net Lease, set forth as Exhibit F to the Lease, the terms and provisions of the Modification Agreement and this Agreement shall control and the Net Lease shall be deemed to be hereby modified to conform to the provisions thereof and any references in the Net Lease to the Space Lease shall be deemed references to the Space Lease as hereby or hereafter amended."

               8. Section 22.01. A is hereby clarified by adding the following language to the end of Section 22.01. A.

               "Anything to the contrary in this foregoing Section
22.01. A notwithstanding, Landlord and Tenant hereby agree that the Commencement Date of the First Renewal Term shall be December 1, 2014 and the Expiration Date thereof shall be November 30, 2024 and that Tenant may not give the First Election Notice earlier than November 30, 2010 nor later than November 30, 2012."

               9. Section 22.01 B is hereby clarified by adding the following language to the end of Section 22.01 B.

               "Anything to the contrary in this foregoing Section
22.01. B notwithstanding, Landlord and Tenant hereby agree that the commencement date of the Second Renewal Term shall be December 1, 2024 and the Expiration Date thereof shall be November 30, 2034 and that Tenant may not give the Second Election Notice earlier than November 30, 2020 nor later than November 30, 2022."

              10. Article 23 of the Lease is clarified solely to provide that the Cancellation Date shall be November 30, 2004.

              11. The Lease is further clarified by deleting therefrom Schedule A attached thereto and substituting therefor the Schedule A attached hereto.









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               12.  At the request of either party hereto, Landlord and
Tenant shall promptly execute, acknowledge and deliver a memorandum with respect to this Agreement sufficient for recordation. Such memorandum shall not in any circumstances be deemed to change or otherwise affect any of the obligations or provisions of the Lease or this Agreement.

               Except as clarified and confirmed herein, all of the terms, covenants and conditions of the Lease are and shall remain in full force and effect and are hereby ratified and confirmed and this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

               IN WITNESS WHEREOF, Landlord and Tenant have executed this Agreement as of the day and year first above written.

                                    46-47 ASSOCIATES (Landlord)



                                    BY: D. Durst
                                        Name:  Douglas Durst
                                        Title:  Partner


                                    UNITED STATES TRUST COMPANY
                                       OF NEW YORK (Tenant)



                                    BY: F.S. Wonham
                                        Name:  Frederick S. Wonham
                                        Title:  VICE CHAIRMAN















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                                                              SCHEDULE A
                                                              ----------


                        RENTABLE SQUARE FEET OF
                          THE DEMISED PREMISES
                          AND OF THE BUILDING
                        -----------------------


Rental Floor Designation                              Rentable Area
- ------------------------                              -------------

Cellar No. 2 (Sub-Basement)                              18890*
Cellar No. 1 (Basement)                                  25703
 1st                                                     15017
 2nd                                                     27536
 3rd                                                     28213
 4th                                                     28050
 5th                                                     28050
 6th                                                     24909
 7th                                                     24823
 8th                                                     23722
 9th                                                     23685
10th                                                     23685
11th                                                     23685
12th                                                     23685
13th                                                     23685
14th                                                     23685
15th                                                     23312
16th (Mechanical Space)                                   2402 (Usable)
17th                                                     20899
18th                                                     21090
19th                                                     21138
20th                                                     21138
21st                                                     21185
22nd                                                     20313
23rd                                                     20313
24th                                                     16561
25th                                                     16561
26th                                                     15022
Roof                                                       244 (Usable)

* United States Trust Company of New York presently occupies 7242 square ft. of rentable area of Cellar No. 2.



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                                                              SCHEDULE A
                                                              ----------
                                                                  Page 2


               The following is the method of determining rentable area for purposes of this Lease.

               1.   Determine the gross usable area.

               2. Make the necessary deductions to determine the net usable area.

               3. Determine rentable are by dividing the net usable area by the area adjustment factor (.756).

               4. The gross usable area of the floor shall be the entire area within the exterior walls. Dimensions shall be taken to the front of the heating enclosure or where there is no heating enclosure to the inside surface of the exterior wall.

               5. The following areas shall be deducted from the gross usable area on each floor, to determine the net usable area, public passenger and freight elevators, public fire stairs, elevator lobby, public toilets, the main telephone and electric closets, janitors closets, pipe shafts necessary for the building's operations, H.V.A.C. shafts necessary for the building's H.V.A.C. operation. Columns and their enclosure shall not be deducted from usable space.

               6. All tenant installations of every kind including private toilets, supplementary H.V.A.C. equipment rooms and/or shafts, private stairs, elevators, escalators, auxiliary telephone and electric closets, pipe shafts, and exhaust shafts serving tenant's equipment, equipment rooms of every description containing Tenant's equipment, kitchens, storage rooms, shall be included in net usable area.

               7. The net usable are for each floor shall be divided by .756 to determine the rentable area.

               8. Note that (a) to fix Tenant's Share for purposes of determining Tenant's liability for Taxes under Article 4, the Sub-Basement, Basement and Mechanical Space is to be excluded from both the numerator and denominator in making the computation of Tenant's Share under said Article 4 and (b) to fix Tenant's Share for purposes of determining Tenant's liability for Expenses under Article 4, the Sub-Basement and Mechanical Space is to be excluded from both the numerator and denominator in making the computation of Tenant's Share under said
Article 4.
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                                                            SCHEDULE A-1
                                                            ------------


             Additional Office Space Pursuant to Article 37
             ----------------------------------------------


Rental Floor Designation                                   Rentable Area
- ------------------------                                   -------------

17th                                                           77
18th                                                           77
19th                                                           77
20th                                                           77
21st                                                           77
22nd                                                           77
23rd                                                           77
24th                                                           77
25th                                                           73
26th                                                          146

























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